EXHIBIT 3
                                                                       ---------

                                    AGREEMENT
                                    ---------

         Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of shares of stock of Essential Therapeutics, Inc.

         EXECUTED this 2nd day of November, 2001.


NEW ENTERPRISE ASSOCIATES 10,
LIMITED PARTNERSHIP

By:      NEA PARTNERS 10, LIMITED PARTNERSHIP
         General Partner

         By:         *
         ------------------------------------
         Nancy L. Dorman
         General Partner


NEA PARTNERS 10, LIMITED PARTNERSHIP

         By:         *
         ------------------------------------
         Nancy L. Dorman
         General Partner


         *
---------------------------------------------
Stewart Alsop

         *
---------------------------------------------
M. James Barrett

         *
---------------------------------------------
Peter J. Barris

         *
---------------------------------------------
Robert T. Coneybeer

         *
---------------------------------------------
Nancy L. Dorman

         *
---------------------------------------------
Ronald H. Kase

         *
---------------------------------------------
C. Richard Kramlich

         *
---------------------------------------------
Thomas C. McConnell

         *
---------------------------------------------
Peter T. Morris

         *
---------------------------------------------
Charles W. Newhall III

         *
---------------------------------------------
Mark W. Perry

         *
---------------------------------------------
Scott D. Sandell




                                             /s/ Louis S. Citron
                                             -----------------------------------
                                             Louis S. Citron
                                             As attorney-in-fact



This Schedule 13D was executed by Louis S. Citron pursuant to a Power of Attorney which is being filed with the Securities and Exchange Commission with this Schedule 13D filing for Essential Therapeutics, Inc. and said Power of Attorney is incorporated herein by reference and a copy of which is attached as
Exhibit 4.














                                   PAGE 2 OF 2